                                                                   Exhibit 10.2

                   THIRTEENTH AMENDMENT TO CREDIT AGREEMENT
                   ----------------------------------------


          This THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is
                                                               ---------
entered into as of October 27, 2000, by and among CONVERSE INC. (the "Borrower"), BT COMMERCIAL CORPORATION, AS AGENT (in such capacity, the
 --------
"Agent"), and the several banks and other financial institutions listed on the
 -----
signature pages of this agreement (together with each of their respective successors and assigns, individually, a "Lender" and, collectively, the
                                         ------
"Lenders").
 -------

                                  WITNESSETH:

          WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agreement dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998, that certain Fifth Amendment to Credit Agreement dated as of May 28, 1999, that certain Sixth Amendment to Credit Agreement dated as of July 30, 1999, that certain Seventh Amendment to Credit Agreement dated as of October 31, 1999, that certain Eighth Amendment to Credit Agreement dated November 15, 1999, that certain Ninth Amendment to Credit Agreement dated February 15, 2000, that certain Tenth Amendment to Credit Agreement dated March 31, 2000, that certain Eleventh Amendment to Credit Agreement dated May 15, 2000, and that certain Twelfth Amendment to Credit Agreement dated June 30, 2000 (such Credit Agreement as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"); and
 ----------------

          WHEREAS, the Borrower has requested that the Borrower, the Lenders, and the Agent enter into that certain Forbearance Agreement, dated as of October 27, 2000 (such Forbearance Agreement as amended, supplemented or otherwise modified, the "Forbearance Agreement"); and
               ---------------------

          WHEREAS, as a condition to entering into the Forbearance Agreement, the Lenders and the Agent have required that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:


     Section 1.  DEFINITIONS.  Unless otherwise defined herein, all capitalized
                 -----------
terms shall have the meaning given to them in the Credit Agreement.

     Section 2.  AMENDMENTS TO CREDIT AGREEMENT.
                 ------------------------------

     2.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical sequence:

                         "Adjusted Total Commitment shall mean, for any date
                          -------------------------
             after the first Amortization Date, the greater of (x) the sum of
             (i) the outstanding principal balance of Revolving Loans, plus
                                                                       ----
             (ii) the aggregate Letter of Credit Obligations, plus (iii) the
                                                              ----
             aggregate Foreign Exchange Obligations, plus (iv) the aggregate
                                                     ----
             Acceptance Obligations, in each case, as of the immediately preceding Amortization Date (or if such date is an Amortization Date, as of such date) or (y) the amount listed opposite the immediately preceding Amortization Date (or if such date is an Amortization Date, listed opposite such date) in the definition of Projected Commitments."

                         "Amortization Date shall mean each date listed under
                          -----------------
             the caption "Amortization Date" in the definition of Projected Commitments."

                         "Eligible L/C Inventory shall have the meaning given
                          ----------------------
             thereto in clause (B) of the definition of "Borrowing Base" contained herein."

                         "Excess Proceeds shall mean (i) with respect to an
                          ---------------
             Asset Disposition of the North Reading Building, Net Cash Proceeds of such Asset Disposition to the extent such Net Cash Proceeds exceed $9,000,000; provided that the maximum amount of
                                --------
             Excess Proceeds pursuant to this clause (i) shall be $3,000,000, and (ii) with respect to an Asset Disposition of all or a portion of the North American Manufacturing Operations, the aggregate Net Cash Proceeds of all such Asset Dispositions to the extent such Net Cash Proceeds exceed the excess of (y) $7,000,000 over (z) the aggregate value of all Inventory sold in all such Asset Dispositions."

                         "Fixed Asset Sublimit shall have the meaning given to
                          --------------------
             it in clause (D) of the definition of "Borrowing Base" contained herein."

                         "North American Manufacturing Operations shall mean,
                          ---------------------------------------
             either individually or collectively, the Borrower's manufacturing operations located at (i) Mission, Texas, (ii) Reynosa, Mexico, and
             (iii) Lumberton, North Carolina."

                         "North Reading Building shall mean the building located
                          ----------------------
             at One Fordham Road, North Reading, MA."

                         "Projected Commitments shall mean, for each date listed
                          ---------------------
             below, the amount listed opposite such date:



                         Amortization            Projected
                             Date               Commitment
                             ----               ----------

                       March 31, 2001          $55,000,000
                       April 30, 2001          $45,000,000
                       May 31, 2001            $25,000,000
                       August 31, 2001         $10,000,000
                       December 31, 2001       $        0"


     2.2     Definitions.

                       (1) Borrowing Base. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition "Borrowing Base" appearing therein and inserting the following in lieu thereof:

                       "Borrowing Base shall mean an amount equal to the sum of
                        --------------

                       (A) eighty-five percent (85%) of the then Eligible Accounts Receivable, plus
                                ----

                       (B) the lesser of (i) $40,000,000 and (ii) the sum of (1) sixty-five percent (65%) of the then Eligible Inventory, plus (2) an amount equal to sixty-five percent (65%) of the face amount of any Letter of Credit issued to support the purchase of finished goods Inventory which, in the determination of the Agent in the exercise of its Permitted Discretion, would constitute Eligible Inventory when title thereto passes to the Borrower ("Eligible L/C Inventory");
                                                  ----------------------
           provided, that from and after April 1, 2001, the advance rate with
           --------
           respect to Eligible Inventory and Eligible L/C Inventory shall be sixty percent (60%); plus
                                ----
                       (C) sixty percent (60%) of the then Eligible Retail Inventory, plus
                      ----

                       (D) $5,320,000 (as reduced pursuant to this clause (D),
                                                                   ---------
            the "Fixed Asset Sublimit"), provided that such amount shall
                 --------------------
            automatically be
            reduced from time to time during the term hereof by (x) on the first business day of February 2001, May 2001, August 2001 and November 2001, and so long as the Fixed Asset Sublimit is greater than zero, the lesser of (I) the Fixed Asset Sublimit as of such day (prior to any reduction pursuant to this clause (x)), and (II) $360,000, (y) an amount equal to the Net Cash Proceeds from any Asset Disposition, other than Excess Proceeds of a disposition from the sale of the North Reading Building or the North American Manufacturing Operations, and (z) on February 28, 2001, an amount equal to the Excess Proceeds from the sale of the North Reading Building (it being understood that the dollar amount set forth in this clause (D) may be a negative number (and thereby shall reduce the Borrowing
            Base)), plus
                    ----

                       (E) the lesser of (i) $15,000,000 or (ii) sixty-five
            percent (65%) of Borrower's annual Royalty Income, based on a rolling twelve month period.

                       Agent at any time (upon one (1) Business Days' notice to
            Borrower) in the exercise of its Permitted Discretion shall be entitled to (i) establish and increase or decrease reserves against Eligible Accounts Receivable, Eligible Inventory, Eligible L/C Inventory, Eligible Retail Inventory, or the Borrowing Base, (ii) reduce the advance rates under clauses (A), (B), (C) and (E) above or (following any such reduction) restore the advance rates under clauses (A), (B), (C) and (E) above to any level equal to or below the advance rates stated in clauses (A), (B), (C) and (E) above,
            (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the respective definitions of Eligible Accounts Receivable, Eligible Inventory, Eligible L/C Inventory, or Eligible Retail Inventory or the Borrowing Base and
            (iv) establish and increase or decrease a reserve in the amount of interest payable by Borrower, including interest on Loans, Letter of Credit Obligations and Acceptance Obligations."

                       (2) Expiration Date. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition "Expiration Date" appearing therein and inserting the following in lieu thereof:

                        "Expiration Date shall mean December 31, 2001."
                         ---------------

                       (3) LIBOR Rate Margin. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition "LIBOR Rate Margin" appearing therein and inserting the following in lieu thereof:

                        "LIBOR Rate Margin shall three and one-half percent
                         -----------------
            (3.50%) per annum."

                        (4) Net Cash Proceeds. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following text at the end of the definition of "Net Cash Proceeds":

            "Notwithstanding the foregoing and solely for the purpose of clause
            (D) of the definition of Borrowing Base, clause (ii) of the definition of Excess Proceeds, and Section 3.5(c)(v) hereof, Net Cash Proceeds shall not include cash received by the Borrower in connection with the sale of all or a portion of the Borrower's North American Manufacturing Operations to the extent and only to the extent that such cash is attributable to the value of the Inventory sold in such transaction."

                        (5) Section 1.1 of the Credit Agreement is hereby further amended by deleting the second sentence of the definition of "Permitted Discretion" and inserting the following text in lieu thereof:

            "In exercising such judgment, the Agent may consider such factors which are already included in or tested by the definition of Eligible Accounts Receivable, Eligible Inventory, Eligible L/C Inventory, Eligible Retail Inventory, or the Borrowing Base, as well as any of the following: (i) changes in collection history and dilution with respect to the Accounts, (ii) changes in levels of backlog of firm purchase orders and demand for, and pricing of, Inventory, (iii) changes in any concentration of risk with respect to Accounts and Inventory and (iv) any other factors that change the credit risk of lending to the Borrower on the security of the Collateral."

     2.3 Determination of Borrowing Base. Section 3.2 of the Credit Agreement is hereby amended by deleting the last sentence of subsection (a) thereof.

     2.4 Asset Dispositions. Section 3.5 of the Credit Agreement is hereby amended by deleting subsection (c) appearing therein and inserting the following new subsection (c) in lieu thereof:

            "(c) (i) If the Borrower shall make any Asset Disposition of the North Reading Building prior to February 28, 2001, (x) the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Cash

            Proceeds received in connection therewith, (y) the Revolving Credit Commitment of each Lender shall automatically reduce by an amount equal to such Lender's Proportionate Share of such Net Cash Proceeds (other than Excess Proceeds in respect of such Asset Disposition), and (z) such Revolving Credit Commitments may not be reinstated.

                         (ii) If the Borrower shall make any Asset Disposition of the North Reading Building on or after February 28, 2001 and prior to March 31, 2001 (x) the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Cash Proceeds in connection therewith, (y) the Revolving Credit Commitment of each Lender shall automatically reduce by an amount equal to such Lender's Proportionate Share of such Net Cash Proceeds, and (z) such Revolving Credit Commitments may not be reinstated.

                         (iii) If the Borrower shall make any Asset Disposition
                    of the North Reading Building after March 31, 2001, the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Cash Proceeds in connection therewith but the Revolving Credit Commitments shall not be reduced by such prepayment.

                         (iv) If the Borrower shall make an Asset Disposition of the North Reading Building prior to February 28, 2001 and there shall be any Excess Proceeds in connection therewith, then on February 28, 2001 (y) the Revolving Credit Commitment of each Lender shall automatically reduce by an amount equal to such Lender's Proportionate Share of such Excess Proceeds, and (z) such Revolving Credit Commitments may not be reinstated.

                         (v) If the Borrower shall make an Asset Disposition of all or a portion of the North American Manufacturing Operations, (x) the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Cash Proceeds received in connection therewith, (y) the Revolving Credit Commitment of each Lender shall automatically reduce by an amount equal to such Lender's Proportionate Share of such Net Cash Proceeds (other than Excess Proceeds), and (z) such Revolving Credit Commitments may not be reinstated.

                         (vi) If the Borrower shall make any Asset Disposition (other than an Asset Disposition covered by clauses (i)
                                                                -----------
                    through (v)
                            ---
                    above) (x) the Borrower shall make a prepayment of the Revolving Loans in an amount equal to the Net Cash Proceeds received in connection with such Asset Disposition, (y) the Revolving Credit Commitment of each Lender shall automatically reduce by an amount equal to such Lender's Proportionate Share of such Net Cash Proceeds, and (z) such Revolving Credit Commitments may not be reinstated."

               2.5 Amortization. Section 3.5 of the Credit Agreement is hereby further amended by inserting the following new subsection (f) at the end thereof:

               "(f) If on any Amortization Date the Total Commitments exceed the Adjusted Total Commitments, then on such Amortization Date, the Revolving Credit Commitment of each Lender shall automatically reduce to an amount equal to the product of (x) the Adjusted Total Commitment as of such Amortization Date, multiplied by (y) such Lender's Proportionate Share determined immediately prior to such reduction. Such reduction shall constitute a permanent reduction of the Total Commitment and each Lender's Revolving Credit Commitment and may not be reinstated. Upon any such reduction, Annex I shall be deemed to be amended to reflect the reduction in the Total Commitment and the Revolving Credit Commitment."

               2.6 Commitment Reduction. Section 3.5 of the Credit Agreement is hereby further amended by inserting the following new subsection (g) at the end thereof:

               "(g) On November 6, 2000, the Total Commitment shall automatically reduce to $80,000,000, and the Revolving Credit Commitment of each Lender shall automatically reduce to the amount set forth on Annex I, as amended, and the aggregate balance of Revolving Loans, plus all Letter of Credit Obligations
                                           ----
               outstanding, plus all Foreign Exchange Obligations, plus all
                            ----                                   ----
               Acceptance Obligations, in excess of $80,000,000 shall be immediately due and payable without the necessity of any demand. Such reduction shall constitute a permanent reduction of the Total Commitment and each Lender's Revolving Credit Commitment and may not be reinstated."

               2.7 Bank Accounts. Article 5 of the Credit Agreement is hereby amended by inserting the following new Section 5.29 at the end thereof:

               "5.29 Bank Accounts. Set forth on Schedule E is a true and
                     -------------
               correct list of all existing bank accounts of the Borrower and its domestic Subsidiar-
                    ies, including any checking, savings or other account at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the Loan Disbursement Account."

               2.8 Information. Section 6.1 of the Credit Agreement is hereby amended by deleting subsection (e) appearing therein and inserting the following new subsection (e) in lieu thereof:

                    "(e) on (i) December 1, 2000, (ii) the first Business Day of every month thereafter, and (iii) at such other times as may be requested by the Agent, a budget of the Borrower and its Subsidiaries, together with a comparison of actual results with each such budget previously delivered, each such budget to be presented on a monthly basis through a date not earlier than the later of (y) December 31, 2001, or (z) a date twelve calendar months from the date that such budget is required to be delivered;"

               2.9 Corporate Existence. Section 6.8 of the Credit Agreement is hereby amended by deleting the period appearing at the end thereof inserting the following text in lieu thereof:

                    "; provided, that nothing in this Section 6.8 shall prohibit
                       --------
                    the Borrower from discontinuing its manufacturing operations and converting to a Person primarily engaged in the licensing of its Proprietary Rights."


               2.10 Funded Debt. Section 7.1 of the Credit Agreement is hereby amended by deleting clause (v) appearing therein and inserting the following new clause (v) in lieu thereof:

                    "(v) To the extent incurred prior to October 27, 2000, any other Funded Debt not described in clauses (i) through
                         (iv) above (the "Additional Funded Debt") which, when aggregated with the Funded Debt of Borrower under clauses (i), (ii), and (iii) above then outstanding, shall not exceed the principal sum of $225,000,000;"

               2.11 Investments. Section 7.3 of the Credit Agreement is hereby amended by deleting clause (e) appearing therein and inserting the following new clause (e) in lieu thereof:

                    "(e) Investments in new Subsidiaries, including new Foreign
                         Subsidiaries, created after May 21, 1997 and prior to October 27, 2000, to the extent that such Investments are made prior to October 27, 2000."

               2.12 Negative Pledge. Section 7.4 of the Credit Agreement is hereby amended by deleting clause (e) appearing therein and inserting the following new clause (e) in lieu thereof:

                    "(e) To the extent created or assumed prior to October 27,
                         2000, Liens securing Debt incurred pursuant to Section 7.1(v);"

               2.13 Consolidations, Mergers and Sales of Assets. Section 7.5 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

                    "7.5 Consolidations, Merger and Sales of Assets.
                         ------------------------------------------

                         (a) The Borrower will not sell, convey, lease or
                    otherwise transfer, or cause or permit to be sold, conveyed, leased or otherwise transferred, directly or indirectly, in whole or in part, any assets, other than (i) Inventory (including obsolete Inventory) in the ordinary course of business, (ii) Accounts supported by letters of credit discounted on a commercially reasonable basis, (iii) obsolete or worn out equipment, (iv) the North Reading Building, (v) the North American Manufacturing Operations, and (vi) other property, plant or equipment; provided that
                                                                 --------
                    no such sale, conveyance, lease or other transfer shall be permitted hereunder unless (aa) in the case of clauses (iii) through (vi), any such sale, conveyance, lease or transfer shall be for no less than the fair market value of such asset at the time of such sale, (bb) in the case of clauses
                    (iii) through (vi), the purchase price for the assets sold, conveyed, leased or otherwise transferred in such transaction shall be paid to the Borrower solely in cash on the closing date of such transaction, (cc) in the case of clauses (iii) through (vi), the proceeds of such transaction shall be used to prepay the Revolving Loans and to permanently reduce the Commitments to the extent required by and in accordance with the terms of Section 3.5(c) hereof,
                    (dd) in the case of clauses (iii) through (vi), no Default or Event of Default has occurred and is continuing or would result from such transaction (which requirement may be waived in writing by the Agent in its good faith discretion), and (ee) for any sale, conveyance, lease or transfer of the North Reading Building or the North American Manufacturing Operations, the Borrower shall provide a certificate of an officer of the Borrower certifying (I) the Borrower's compliance with the requirements of this Section 7.5, and (II) setting forth a detailed calculation of the Net Cash Proceeds of such transaction and of any prepayment of the Revolving Loans and reduction of the Total Commitments required pursuant to Section 3.5(c) or any other provision of this Agreement as a result thereof.

                    (b) The Borrower shall continue to maintain the operating integrity of its business and shall continue to operate only in the same general types of businesses as now conducted thereby and reasonable extensions thereof, and shall continue to preserve, renew and keep in full force and effect, its corporate existence and all material rights, privileges and franchises necessary or desirable in the normal conduct of its business; provided, that
                                                                --------
               nothing in this Section 7.5(b) shall prohibit the Borrower from discontinuing its manufacturing operations and converting to a Person primarily engaged in the licensing of its Proprietary Rights.

                    (c) The Borrower will not, and will not permit any Subsidiary to, consolidate or merge with or into any other Person.

                    (d) The Borrower will not, and will not permit any Subsidiary to, purchase or otherwise acquire all or substantially all of the assets of any Person or all or substantially all of the capital stock or other ownership interests of any Person."

          2.14 Capital Expenditures. Section 7.6 of the Credit Agreement is hereby amended by inserting the following new text at the end thereof:

               "Notwithstanding the foregoing, the Borrower shall not make, or commit to make, Consolidated Capital Expenditures, from October 27, 2000 and until the Expiration Date, in excess of $500,000 in the aggregate."

          2.15 Transactions with Affiliates. Section 7.8 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.8   Transactions with Affiliates. The Borrower will not, and
                      ----------------------------
               will not permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any Investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any other transaction with, or render to or receive any service from, any Affiliate; provided, however, that the foregoing
                                    --------  -------
               provisions of this Section 7.8 shall not prohibit, the Borrower or any Subsidiary from making sales to or purchases from any Affiliate and, in connection therewith, extending credit or making payments, or from making payments for services rendered by any Affiliate, or from effecting any other transactions with an Affiliate, if such sales or purchases are made or such services are rendered, or such other transactions are effected, on terms and conditions at least as favorable and reasonable to the Borrower or such Subsidiary as the terms and conditions which would apply in a similar transaction on an arm's length basis with a Person not an Affiliate and will not have a material adverse effect on the Collateral taken as a whole or the Accounts and Inventory; provided further, that, notwithstanding the foregoing or any
               -------- -------
               other provision of this Credit Agreement, from and after October 27, 2000, the Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any fees to Apollo or a Controlled Account or any Affiliate of Apollo or of a Controlled Account, without the consent of the Agent.

                              The foregoing restrictions shall not apply to
               reasonable fees paid to and indemnity provided on behalf of the Directors and officers of the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practices."

          2.16 Foreign Subsidiary Support. Section 7.9 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.9      Restrictions on Foreign Subsidiary Support. Except for
                         ------------------------------------------
               open accounts existing as of October 27, 2000, the Borrower will not permit to exist any open account sales, transfers by the Borrower of goods of any kind, or any other financial support, to any Foreign Subsidiary, except the Borrower may, in the ordinary course of business and consistent with past practice, in amounts similar to those funded historically by the Borrower to such entities, fund (i) operating expenses of Calzado Deportivo de Reynosa, S.A. on a weekly basis, and (ii) operating expenses of Converse Japan, Inc. on a monthly basis."

          2.17 Principal Amount of Revolving Loans. Section 7.12 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.12  Principal Amount of Revolving Loans. The Borrower shall
                      -----------------------------------
               not, on any date on or after the first Amortization Date, have Obligations outstanding in excess of the Projected Commitment for the most recently preceding Amortization Date (or, if such date is an Amortization Date, for such date)."

          2.18 No Acquisition of Real Property. Section 7.13 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.13  No Acquisition of Real Property. From and after October
                      -------------------------------
               27, 2000, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, purchase or acquire any ownership interest in real property other than the Owned Real Property."

          2.19 No Additional Retail Stores. Section 7.14 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.14  No Additional Retail Stores.  The Borrower shall not, and
                      ---------------------------
               shall not permit any of its Subsidiaries to, directly or indirectly, open any retail store after October 27, 2000."

          2.20 Bank Accounts. Section 7.17 of the Credit Agreement is hereby amended by deleting the text "Schedule D" appearing therein and inserting the text "Schedule E" in lieu thereof.

          2.21 No Additional Subsidiaries. Section 7.18 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting the following in lieu thereof:

               "7.18  No Additional Subsidiaries.  From and after October 27,
                      --------------------------
               2000, the Borrower will not, and shall not permit any of its Subsidiaries to, directly or indirectly, form or acquire any new Subsidiaries, including Foreign Subsidiaries."

          2.22 Interest on Prime Loans. Section 8.2 of the Credit Agreement is hereby amended by deleting the text "one percent (1.00%)" appearing therein and inserting the text "one and one-half percent (1.50%)" in lieu thereof.

          2.23 List of Lenders and Commitment Amounts. Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

          2.24 Schedule E. Schedule E attached hereto is hereby attached to the Credit Agreement after Schedule D, and the list of schedules appearing in the Credit Agreement is hereby amended by inserting the following text at the end thereof:

               "Schedule E    -    Bank Accounts"

          Section 3.  CONDITIONS PRECEDENT.  This Amendment shall be effective
                      --------------------
on the first date upon which all of the following conditions have been satisfied:

          3.1    Amendment.  Agent shall have received copies of this Amendment
                 ---------
duly executed by Borrower and such Lenders as are required for this Amendment to be effective in accordance with the terms of the Credit Agreement.

          3.2    Forbearance Agreement. All other conditions precedent to the
                 ---------------------
effectiveness of the Forbearance Agreement shall have been satisfied.

          3.3    Other.  Agent shall have received such other documents,
                 -----
certificates and assurances as it shall reasonably request.

          Section 4.  REAFFIRMATION OF BORROWER. To induce the Agent and the
                      -------------------------
Lenders to enter into this Agreement, the Borrower hereby represents to each of them as follows as of the date hereof, each of the representations and warranties contained in Section 8 of the Forbearance Agreement are true and correct as of the date hereof.

          Section 5.  NO OTHER CHANGES. Except as herein amended or as otherwise
                      ----------------
expressly provided in the Forbearance Agreement, the terms, provisions and conditions of the Credit Agreement and all other Credit Documents shall remain unchanged and shall continue in full force and effect.

          Section 6.  COUNTERPARTS. This Amendment may be executed by the
                      ------------
parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same document. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that the original shall be delivered to the Agent.

          Section 7.  GOVERNING LAW. THE VALIDITY, INTERPRETATION AND
                      -------------
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          Section 8.  HEADINGS DESCRIPTIVE. The headings of the several sections
                      --------------------
and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.


                                         CONVERSE INC.
                                         By: /s/ James E. Lawlor
                                         Name: James E. Lawlor
                                         Title:Senior Vice President and CFO

                                         BT COMMERCIAL CORPORATION,
                                         as Agent

                                         By:  /s/ William E. Howe
                                         Name: William E. Howe
                                         Title: Vice President


                                         LENDERS:

                                         BT COMMERCIAL CORPORATION

                                         By:  /s/ William E. Howe
                                         Name: William E. Howe
                                         Title: Vice President


                                         GMAC COMMERCIAL CREDIT LLC

                                         By:________________________________
                                         Name:
                                         Title:

                                         LA SALLE BANK N.A.

                                         By:  /s/ Christopher G. Clifford
                                         Name: Christopher G. Clifford
                                         Title: GSVP

                                         BANK OF AMERICA, N.A.



                                         By: Gaye L. Stathis
                                         Name: Gaye L. Stathis
                                         Title: Vice President

                                         MADELEINE LLC



                                         By:________________________________
                                         Name:
                                         Title:

                                         HELLER FINANCIAL, INC.

                                         By: /s/ Thomas Bukowski
                                         Name: Thomas Bukowski
                                         Title: Senior Vice President


                                         FINOVA CAPITAL CORPORATION



                                         By:________________________________
                                         Name:
                                         Title:

                                    ANNEX I
                                    -------

                        LENDERS AND COMMITMENT AMOUNTS


Name and Address of Lender                   Revolving Credit Commitment
--------------------------                   ---------------------------

                                  SCHEDULE E

                                 BANK ACCOUNTS
                                 -------------

                                      E-1